InspireMD

Investor Presentation

NYSE MKT: NSPR

June 2017

Forward Looking Statements

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

About InspireMD

InspireMD is a commercial-stage medical device company with proprietary and innovative embolic prevention systems (EPS)/thrombus management technologies and neurovascular devices that seek to overcome the harmful consequences of conventional stenting.

COMPANY

NYSE MKT:	NSPR
Founded:	2005
Employees:	36
Headquarters:	Tel Aviv
Manufacturing Facility:	Tel Aviv

TECHNOLOGY

Proprietary MicroNet™ technology in multiple products seeking a superior solution for the treatment of complex vascular and coronary disease

PRODUCTS

Commercial:

CGuard™ Carotid EPS

MGuard™ Coronary EPS

Pipeline:

Next Gen CGuard™ - 5F

NGuard™

PVGuard™

Embolization Following Carotid Artery Stenting

"Plaque protrusion through stent struts occurs in up to 65% of conventional carotid stents in relation to plaque morphology/symptomatic status and stent type, providing a mechanism for post carotid artery stenting (CAS) cerebral embolization, either directly or via additional thrombus formation."*




INSTRUCTION
Filter Retrieval Sheath Control


1060μm
Standard Carotid Stent

2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.**

* Musialek, et.al. Eurointerventions 2016;12 August 2016.
** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007.

Consequences Range from Neurological Deficit to Stroke


A
R
L

Pre-Procedure

Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).


B
R
L

Post-Procedure

Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64.

MicroNet^{TM} Prevents Distal Embolization and Other Vascular Disease Challenges

- Ultrathin PET* mesh provides meaningful clinical benefit versus conventional devices
- Provides revascularization benefit
- MicroNet^{TM} acts as a "safety net" by offering greater vessel area coverage to prevent large plaque protrusion through the scaffold into the vessel lumen
- Made of a single fiber from a biocompatible polymer, widely used in other medical implants
- Stents incorporating MicroNet^{TM} have identical deliverability to other stents




MGUARDPrime
Embolic Protection Stent



*PET – polyethylene terephthalate

Plaque Coverage in Carotid Stents

Conventional Carotid Stents

No plaque coverage leading to vulnerable plaque protrusions or prolapse



Yoshimura, et al. J A C C : Cardiovascular Imaging 4; 4, 2011 : 43 2-6



CGuard™ EPS

The MicroNet **permanently covers** thrombus that might be present and the plaque and prevents thrombus or “debris” from passing through the mesh and into the vessel lumen


1/8/2015 12:10:09 PM
0134
1 mm

Case reports courtesy Dr. Gianmarco de Donato, Department of Medicine Surgery and Neuroscience Universita degli studi di Siena, Italy.

Large & Growing Addressable Market

Embolic Prevention Products	Market Oppty	CE Mark	Focus Area
CGuard™ 	$500M	✓	Carotid
MGuard™* 	$1.7B	✓	Coronary AMI & SVG
NGuard™ 	$675M	Planned Submission TBD	Neurovascular
PVGuard™ 	$1.7B	Planned Submission TBD	Peripheral

* MGuard™ global strategy focused on drug eluting stent OEM partnership

* MGuard is a bare metal stent scaffold

Positive CGuard™ Clinical Experience

CARENET Clinical Trial (2014)

- 30 Patient Safety and Efficacy clinical trial
- **Zero major adverse cardiac or cerebral events (MACCE)** at 30 days (Comparative data 5.72%*)
- **50% fewer new ischemic lesions** with lesion volume being 10x times smaller compared to historical non-mesh carotid artery stenting data
- **All new ischemic lesions fully resolved at 30 days** except one
- 3.6% MACCE rate at 6 months (Comparative data 8.09%**)
- **Zero strokes or stroke related deaths at 12 months**

PARADIGM 101 Clinical Trial (2015 and 2016)

- 101 patient trial evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)
  - **99.1% device success**
  - **0% MACCE (Death/stroke/MI) @ 48 hr**
  - **0% MACCE @ 30 day**
  - **Zero strokes or stroke related deaths at 12 months**



"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis."
P. Musialek, MD

* Trials included in analysis: ARCHeR pooled, ARMOUR, BEACH, CABERNET, CREATE, EMPIRE, EPIC, MAVErIC 1+2, MAVErIC International, PRIAMUS, SAPPHIRE, SECURITY, PROFI, ICSS
** Values extrapolated from event curves

Additional Independent Clinical Data Supports Use of CGuard™

Independent study conducted in 30 patients with internal carotid artery disease

Clinical results (2016)

- **100% success** in implanting the CGuard™ EPS
- No peri- or post-procedural complications
- **No deaths, major adverse events, minor or major strokes**, or new neurologic symptoms during the six months following the procedure
- All vessels treated with the CGuard™ system remained patent (open) at six months
- DW-MRI performed in 19 of 30 patients found **no new ipsilateral lesions after 30 days and after six months** compared with baseline DW-MRI studies

Journal of ENDOVASCULAR THERAPY

Clinical Results and Mechanical Properties of the Carotid CGUARD Double-Layered Embolic Prevention Stent

Christian Wissgott, MD[1], Wolfram Schmidt, PhD[2], Christoph Brandt-Wunderlich, MSc[2], Peter Behrens, MSc[2], and Reimer Andresen, MD[1]

> *"CGuard EPS is an important new treatment option for both symptomatic and asymptomatic carotid artery stenosis patients."*
>
> C. Wissgott, MD



Wissgott, et.al. J Endovasc Ther 2016.

Additional Independent Clinical Data Presented at LINC 2017 Further Supports Use of CGuard™

The Iron-Guard Registry

- Physician initiated
- 12 large Italian medical centers
- 200 patients



SPECIAL ARTICLES

J CARDIOVASC SURG 2015;56:787-91

Physician-initiated prospective Italian Registry of carotid stenting with the C-Guard mesh-stent: the IRON-Guard registry. Rationale and design

C. SETACCI [1], F. SPEZIALE [2], G. DE DONATO [1], P. SIRIGNANO [2]
F. SETACCI [2], L. CAPOCCIA [2], G. GALZERANO [1], W. MANSOUR [2]
On behalf of IRON-Guard Study Group.

Clinical Results

- **100% success** in implanting the CGuard EPS
- **No major adverse cerebrovascular cardiac events** at 30 days
- DW-MRI performed in 61 of 200 patients found **only 19% new lesions** between 24-72 hours
  - CARENET reported 37% new lesions in 30 patients
  - PROFI reported 66% new lesions in 62 patients


LINC

> *"The IRON-Guard Registry shows promising results in this interim analysis with a low incidence of complications and the lowest reported rate of new MRDWI lesions*
>
> F. Spezaile, MD and P. Sirignano, MD

Growing KOL Support Across Europe


CGuard™ Embolic Prevention System
(InspireMD)

Leipzig Interventional Course (LINC) January 2017

PD Dr. Andrej Schmidt and Dr. Sven Bräunlich Department of Angiology, University Hospital Leipzig, Division of Interventional Angiology, Leipzig, Germany, perform a live stent endovascular interventional procedure featuring the CGuard™ EPS



European Association of Percutaneous Cardiovascular Interventions (EuroPCR) May 2017

Dr. Fausto Castriota and Dr. Antonio Micari Interventional Cardiovascular Units at GVM Care and Research, Maria Cecilia Hospital, Cotignola Hospital Cotignola, Pavenna Italy perform a live stent endovascular interventional procedure featuring the CGuard™ EPS

Peripheral Interventions: EuroPCR 2017 Highlights


heral Interventions: EuroPCR 2017 Highlights
euro
PCR
HIGHLIGHTS
Marco ROFFI, Switzerland


Peripheral Interventions: EuroPCR 2017 Highlights
2017
euro
PCR
HIGHLIGHTS
Piotr MUSIALEK, Poland

- "We know that with the prior generation of [carotid] stents a lot of the [distal embolization] events happen after the procedure" (*Prof. Musialek*)
- "Here [with mesh covered stents] we have seen a lot of cases with control of IVUS and really there is no more plaque protrusion…this [mesh covered stents] is clearly a major advantage" *(Prof. Roffi)*

https://www.youtube.com/watch?v=Yl16rcFYdHs&feature=dir#t=3m00s
Non-sponsored Video recorded at EuroPCR 2017 – ©Europa Organisation

Sales & Marketing Strategy

InspireMD

Proven success with regionally strong local distributors; YOY (2015-2016) sales growth 67%

Representative Regional Distributors

Market	YOY Growth
Colombia	100%
Israel	151%
Italy	59%
Slovenia	95%
Chile	233%

- Replacing exclusive European CGuard™ distributor with regional distributors who target all 4 clinical specialties
  - Vascular surgery, interventional cardiology, interventional neuroradiology, and interventional radiology
  - Penumbra's focus was primarily the interventional neuroradiology market, their key customer segment

Sales & Marketing Strategy

InspireMD

Proven success with regionally strong local distributors; 84% sequential increase in sales of CGuard™ in Q1 '17

- Expanding global footprint
- Successfully attracting KOLs in each of the respective markets

Latest Regional Distributors

Former Distributor: Europe
Poland
Germany
Netherlands
Belgium
Austria
Estonia

Rest of World
Taiwan
Peru
Ecuador
Turkey
Hong Kong
Russia

Revenue Growth - Q1 '17 vs Q4 '16

InspireMD

Total Sequential Growth of 77% using InspireMD Managed Local Distributor Model


+27%
+66%
+117%
Penumbra Territories CGuard
Local Distributor CGuard
MGuard

CGuard™ Product Development

- US FDA
  - Pre-IDE FDA submission for CGuard™ February 2017
  - Formal FDA meeting held April 2017
  - Planned IDE submission in 2018

- Next generation CGuard™ - 5 French CGuard™



  - Minimally invasive devices trending smaller for broader and easier usage
  - Lower profile system for cases where pre-dilatation could be problematic
  - Competitive advantage in the Asia/Pacific markets
    - Smaller anatomy particularly in the female population
  - Transradial delivery (delivery from the wrist vs. femoral artery) gaining favor among interventionalists

Broad Platform Technology

InspireMD


MGuard™
Coronary
EPS
RGuard™
Renal*
CGuard™
Carotid
EPS
MicroNet™
Platform
Technology
NGuard™
Neurovascular*
PVGuard™
Peripheral*
MGuard™
Drug
Eluting*

* Planning & Development Phase

Near Term Growth Strategy

InspireMD

CGuard™

- Engaging distribution partners in countries with current/near-term regulatory approval
- Seeking additional regulatory approvals in countries that accept CE Mark
- Plan to file US FDA IDE in 2018
- Plan to file CE Mark for next generation 5 French CGuard™ in 2018
- Expanding into the Asia Pacific region
  - CAS is the preferred treatment of carotid artery disease in China
  - Pursuing partnership strategy in China
  - Distributors identified and sales have commenced in Hong Kong and Taiwan
  - Identifying distributors/partners for South Korea, Japan, Austrailia and New Zealand
- Attracting leading KOLs from around the world

MGuard

- Strategy focused on formation of strategic partnerships with stent manufacturers with approved drug eluting stents

CGuard™ Approved Markets

Argentina	Ireland
Austria	Israel
Belarus	Italy
Belgium	Latvia
Chile	Lithuania
Colombia	Liechtenstein
Croatia	Luxemburg
Cyprus	Malta
Czech Republic	Norway
Denmark	Poland
Estonia	Portugal
Finland	Romania
France	Russia
Germany	Slovakia
Greece	Slovenia
Holland	Spain
Netherlands	Sweden
Hungary	Switzerland
Iceland	United Kingdom

Recent/Upcoming Anticipated Milestones


EU market expansion: Germany, Italy, Spain, etc.
CGuard launch in Russia: H1 2017
CGuard approval and launch in India and Mexico: H2 2017
Begin distribution in Asia/Pacific H2 2017
5 French CGuard submission 2018
CGuard: 2018 U.S. IDE submission

Continued market execution and revenue growth.

Intellectual Property Portfolio

- Proprietary platform technology supported by a robust intellectual property portfolio
- Continue to strengthen and broaden patent protection globally to enable future pipeline products

PATENT RIGHTS	ISSUED	ALLOWED	PENDING
USA	6	0	12
Rest of World	18	2	19

Leadership

Significant track records of success

Dr. James Barry	President and CEO	Boston Scientific, Pfizer
Craig Shore	CFO	Pfizer, GE
Agustin Gago	CCO	Delcath Systems, Inc; angiodynamics; EZEM Visualize a healthier world
Paul Stuka	Chairman	OSIRIS; Fidelity Investments
Isaac Blech	Vice Chairman	cerecor; ContraFect; medgenics; sapience therapeutics
Michael Berman	Director	Boston Scientific; Velocimed™; LUTONIX
Dr. Campbell Rogers	Director	HeartFlow; Cordis a Johnson & Johnson company; Harvard Medical School
Thomas Kester	Director	Kester Search Group® Clear objectives. Precise solutions.; KPMG
Sol Barer, Ph.D.	Special Advisor to the Board	Celgene; TEVA Pharmaceutical Industries Ltd

Investment Highlights

- Multi-billion dollar opportunity for MicroNet™ products for multiple vascular markets
  - Current stents do not adequately address the risk of post-procedural embolization
  - Consistent positive clinical trial results positioning CGuard™ as a potential standard-of-care in treating carotid artery disease
- Revenue growth driven by new commercialization strategy
  - 84% sequential increase in sales of CGuard™ in Q1 '17
  - Completed transition from exclusive European distributor (18 countries) to InspireMD managed regional distributor model
  - Expanding CGuard™ users to a greater number of vascular surgeons, interventional cardiologists, and interventional radiologists
- Recent leadership changes focused on sales, marketing and high value pipeline development
- Strategic collaboration outreach expanding for multiple MicroNet™ product applications
- A broad portfolio of patent-protected assets

Financial Snapshot

NYSE MKT: NSPR

Stock Price (6/13/17):	$0.56
Average 3 Month Volume (6/13/17):	447 K
Shares Outstanding (6/13/17):	7.5 M
Shares Outstanding Including full conversion of preferred shares (6/13/17):	17.0M
Market Capitalization including full conversion of preferred shares (6/13/17):	$9.5 M
Total Cash (3/31/2017) :	$8.6 M
Headquarters:	Tel Aviv, Israel
# of Employees (6/13/2017)	36

James Barry, Ph.D., President and CEO
888.776.6804
jimb@inspiremd.com

Craig Shore, CFO
888.776.6804
craigs@inspiremd.com